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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      August 23, 2000                               (December 13, 1999)
      ---------------                               -------------------
      Date of Report                         (Date of earliest event reported)


                              Intelilabs.com, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         000-26951                                       65-0830670
   (Commission File Number)                 (IRS Employer Identification No.)


                         Water Gardens 1620 26th Street
                         3rd Floor Santa Monica CA 90404
                         -------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 310-255-8893
                                                            ------------


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant terminated Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants ("Berenfeld, Spritzer"), as its principal accountant as of June 28, 2000. The principal accountant's report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of Berenfeld, Spritzer was approved by the Board of Directors.

         During the Registrant's two most fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).


         The Registrant has engaged Kabani & Company, Inc., Certified Public Accountants, 8700 Warner Ave., Suite #280, Fountain Valley, CA 92708, Tel: 714 849 1543, as its new accounting firm.

         A copy of this Form 8-K was sent to Berenfeld, Spritzer and a letter from Berenfeld, Spritzer is attached hereto as Exhibit 99.1, stating whether or not they agree with the disclosures contained in this Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 23, 2000                       Intelilabs.com, Inc.

                                              /s/ Zain Effendi
                                              ----------------
                                              By: Zain Effendi
                                              Its: President, C.E.O., Director

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                                INDEX TO EXHIBITS


Exhibit Number    Description
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99.1              Letter from Former Accountant













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